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                                                                    Exhibit 10.4

STATE OF NORTH CAROLINA
COUNTY OF HENDERSON
                                                 EMPLOYEE STOCK OPTION AGREEMENT

          THIS EMPLOYEE STOCK OPTION AGREEMENT (the "Agreement") is made as of this ______ day of _______________, 19_____ (the "Date of Grant"), by and
between MOUNTAINBANK, a North Carolina banking corporation (the "Bank"), and ___________________________________, a resident of ____________ County, North
Carolina (the "Optionee").

          WHEREAS, on December 8, 1997, the Bank's Board of Directors adopted the 1997 EMPLOYEE STOCK OPTION PLAN (the "Plan"), subject to the approval of the Bank's shareholders and the North Carolina Commissioner of Banks; and

          WHEREAS, the Plan provides that the Stock Option Committee (the "Committee") of the Bank's Board of Directors from time to time may grant to officers and employees of the Bank and its subsidiaries the right or option to purchase shares of the Bank's $5.00 par value common stock ("Common Stock") on the terms and conditions set forth in the Plan; and

          WHEREAS, the Optionee currently is a full-time employee of the Bank and the Committee has selected the Optionee as an employee to whom it will grant an option to purchase Common Stock under the Plan;

          NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth herein, the Bank and the Optionee hereby agree as follow:

          1.  Grant of Option. Pursuant to and subject to the terms and
              ---------------
conditions contained in the Plan and this Agreement, the Bank hereby grants to the Optionee the right and option (the "Option") to purchase from the Bank all or any number of an aggregate of ____________________________________________
(____________) shares of Common Stock (the "Option Stock") which may be authorized but unissued shares or shares acquired by the Bank on the open market or in private transactions. The Option is intended to be (check one):

          [_] an Incentive Stock Option (an "ISO")
          [_] a Nonqualified Stock Option

as those terms are defined in the Plan.

               The Option is granted under and pursuant to the Plan, a copy of which is attached hereto and the terms and conditions of which are incorporated herein by reference. Capitalized terms used in this Agreement which are defined in the Plan shall have the same meanings herein as are assigned to them in the Plan. In the event any provision of this Agreement conflicts
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or is inconsistent with a term or condition of the Plan, then the Plan provision shall be controlling and shall supersede the provision of this Agreement.

          2.   Approval by Shareholders and Commissioner. This Agreement and the
               -----------------------------------------
Option described herein are expressly made subject to approval of the Plan by the Bank's shareholders at the Bank's 1998 annual meeting of shareholders, and to approval of the Plan by the North Carolina Commissioner of Banks upon application by the Bank. Notwithstanding anything contained herein to the contrary, the Option may not be exercised prior to receipt of both such approvals. In the event either such approval is not obtained, then this Agreement and the Option shall, without any action by the Bank or the Optionee, become void and unenforceable and of no further force or effect.

          3.   Date of Grant of Option. For purposes of the Plan and this
               -----------------------
Agreement, the Date of Grant of the Option shall be the date of this Agreement.

          4.   Exercise Price. The Exercise Price to be paid by the Optionee for
               --------------
the purchase of the Option Stock upon exercise of the Option shall be _________________________________________ Dollars ($____________) per share.

          5.   Exercise Schedule. Subject to any further restrictions contained
               -----------------
in the Plan or this Agreement, the Optionee's right to exercise the Option, either in whole or in part, shall be conditioned upon the Optionee's completion of (check one):

          [_] six months
          [_] __________________________________________________

of service in the employment of the Bank following the Date of Grant (the "Waiting Period") and, following expiration of the Waiting Period, if any, the Option will become exercisable on the following dates as to the indicated percentage of the shares of the Option Stock:

                                                     Option Stock Available
                Date                                       For Exercise
         -------------------                         ----------------------

                                       2
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     Notwithstanding anything contained herein to the contrary, the Option may not be exercised at any time as to a fractional share and, in the event application of the above percentages results in fractional shares, the number of shares as to which the Option may be exercised at any particular time shall be rounded down to the next lower whole share.

          6.   Method of Exercise. To exercise the Option in whole or in part,
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the Optionee must deliver written notice of such exercise (a "Notice of
Exercise") to the President or Secretary of the Bank. Such written notice shall be substantially in the form attached hereto as Exhibit A and shall specify the number of shares of Option Stock to be purchased. A Notice of Exercise shall not be effective (and the Bank shall have no obligation to sell any Option Stock to the Optionee pursuant to such Notice) unless it satisfies the terms and conditions contained in the Plan and this Agreement and actually is received by the Bank prior to the Expiration Date or any earlier termination of the Option.

               Notwithstanding anything contained herein to the contrary, the Optionee may not exercise the Option to purchase less than one hundred (100) shares, unless the Committee otherwise approves or unless the partial exercise is for all remaining shares of Option Stock available under the Option. Following receipt from the Optionee of a valid and effective Notice of Exercise and full payment of the Exercise Price relating to a number of the shares of Option Stock being purchased, a stock certificate representing that number of shares shall be issued and delivered by the Bank to the Optionee as soon as practicable; provided however that, if the Option is an ISO, then the Bank shall have the right and discretion to hold any shares purchased upon exercise of the Option in escrow for a period ending on the later of (i) two years from the Date of Grant of the Option, or (ii) one year after issuance of the stock upon exercise of the Option, for the sole purpose of informing the Bank of a disqualifying disposition within the meaning of Section 422 of the Internal Revenue Code of 1986. During any such escrow period, the Optionee shall have all rights of a shareholder with respect to the Option Stock purchased, including but not limited to the right to vote, receive dividends on and to sell such stock.

          7.   Payment. The Exercise Price of Option Stock being purchased upon
               -------
an exercise of the Option (in part or in whole) shall be paid by the Optionee in full at the time of such exercise. Such payment shall be made in the manner described in the Plan and shall accompany the Notice of Exercise. The Option shall not be considered to have been properly exercised as to any Option Stock, and no Option Stock shall be issued or delivered, until full payment of the Exercise Price therefor has been made.

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          8.   Expiration or Termination.
               -------------------------

               (a) Expiration Date. Notwithstanding anything contained herein to the contrary, to the extent the Option shall not previously have been exercised in the manner required by or otherwise terminated as provided in the Plan or this Agreement, it shall expire and terminate at 5:00 P.M. on the "Expiration Date" which, for purposes of this Agreement, shall be (check one):

               [_]  the date ten years following the Date of Grant
               [_]  _____________________, 19______

               (b) Other Termination. The Option otherwise shall terminate prior to the Expiration Date in the events and upon the occurrences described in the Plan.

               (c) Effect of Termination or Expiration of Option. Upon the expiration or termination of all or any portion of the Option, it shall, without any further act by the Bank or the Optionee, no longer be exercisable or of any force or effect and shall no longer confer any rights to any person to purchase shares of Common Stock under the Plan or this Agreement.

          9.   Effect of Agreement on Employment Status of Optionee. Neither the
               ----------------------------------------------------
Plan, this Agreement nor the grant of the Option is intended or shall be deemed or interpreted to constitute an employment agreement or to confer upon the Optionee any right of employment with the Bank, including without limitation any right to continue in the employ of the Bank, or to interfere with, restrict or otherwise limit in any way the right of the Bank to discharge or terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

          10.  Rights as a Shareholder. Neither the Optionee nor any other
               ----------------------
person shall have any rights as a stockholder with respect to any shares of Option Stock until the Option has been validly exercised in the manner described in the Plan and this Agreement, full payment of the Exercise Price has been made for such shares, and a stock certificate representing the Option Stock purchased upon such exercise has been registered on the Bank's stock records in the name of and delivered to the Optionee or other person entitled thereto. Except to the extent of adjustments made as described in the Plan, no adjustment on behalf of the Optionee shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date for determining the shareholders entitled to receive the same is prior to the date of registration and delivery of the stock certificate(s) representing the Option Stock.

                                       4
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          11.  Listing and Registration of Option Shares. If in the opinion of
               -----------------------------------------
legal counsel for the Bank the issuance or sale of any shares of Option Stock upon the exercise of the Option would not be lawful without registration under the Securities Act of 1933 (the "1933 Act") or without some other action being taken or for any other reason, or would require the Bank to obtain approval from any governmental authority or regulatory body having jurisdiction deemed by such counsel to be necessary to such issuance or sale, then the Bank shall not be obligated to issue or sell any Option Stock to the Optionee or any other authorized person unless a registration statement that complies with the provisions of the 1933 Act in respect of such shares is in effect at the time thereof, or all other required or appropriate action has been taken under and pursuant to the terms and provisions of the 1933 Act or other applicable law, or the Bank receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other action, would not constitute a violation of the 1933 Act or other applicable law, or unless any such required approval shall have been obtained. The Bank is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to the Optionee or other authorized person.

               As a condition of the exercise of the Option, the Bank may require that the Optionee execute one or more undertakings in such form as it shall prescribe to the effect that such shares are being acquired for investment purposes only and not with a view to the distribution or resale thereof.

               Notwithstanding anything contained herein to the contrary, it is understood and agreed that the Bank (or any successor in interest to the Bank) shall not be required to take any action under the Plan or this Agreement if:

               (a) the Bank is declared by any Regulatory Authority to be insolvent, in default or operating in an unsafe or unsound manner; or,

               (b) in the opinion of counsel to the Bank, such payment or action: (i) would be prohibited by or would violate any provision of state or federal law applicable to the Bank or any of its subsidiaries, including without limitation the Federal Deposit Insurance Act as now in effect or hereafter amended; (ii) would be prohibited by or would violate any applicable rules, regulations, orders or statements of policy, whether now existing or hereafter promulgated, of any regulatory authority; or, (iii) otherwise would be prohibited by any regulatory authority.

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          12.  Payment of Taxes. The Optionee shall be responsible for all
               ----------------
federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on the Option or the exercise thereof or on any income which the Optionee is deemed to recognize in connection with the Option. If the Bank shall determine to its reasonable satisfaction that the Bank is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with the Option or the exercise thereof, then the Bank shall have the full power and authority to withhold and pay such tax out of any shares of Option Stock being purchased by the Optionee or from the Optionee's salary or any other funds otherwise payable to the Optionee, or, prior to and as a condition of exercising such Option, the Bank may require that the Optionee pay to it in cash the amount of any such tax which it, in good faith, deems itself required to withhold.

          13.  Limit on Grant of ISOs. Notwithstanding anything contained in
               ----------------------
this Agreement to the contrary (including the number of shares of Option Stock provided for herein), if the Option is intended to be an ISO, then the aggregate Fair Market Value (determined as of the Date of Grant) of the Option Stock for which the Option may be exercised for the first time in any calendar year (including ISOs granted under all option plans of the Bank) shall not exceed $100,000; and, if this Agreement covers a number of shares of Option Stock that would result in the Option exceeding that limitation, then the Committee shall have the right and discretion to reduce the number of Option Shares, and/or to modify the Exercise Schedule, provided above such that the Option qualifies as an ISO.

          14.  Nontransferability.  The Option shall not be assignable or
               ------------------
transferable except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by him or her. More particularly, but without limiting the generality of the foregoing, the Option may not be sold, assigned, transferred (except as noted herein), pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

          15.  Notices.  Except as otherwise provided herein, any notice which
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the Bank or the Optionee may be required or permitted to give to the other under the Plan or this Agreement shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Bank, shall be sent to its President at the address of the Bank's then current corporate office. Any notice sent by mail by the Bank to the Optionee shall be sent to the most current address of the Optionee as reflected on the records of the Bank or its Subsidiaries as of the time said notice is required. If the Optionee has died, any such notice

                                       6
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shall be given to the Optionee's personal representative if such representative has delivered to the Bank evidence satisfactory to the Bank of such representative's status as such and has informed the Bank of the address of such representative by notice pursuant to this Paragraph 15.

               Notwithstanding anything contained herein to the contrary, a Notice of Exercise shall be effective only upon actual receipt thereof by the Bank as provided in Paragraph 6 above.

          16.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but, in the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions shall continue to be in full force and effect and this Agreement shall continue to be binding on the parties hereto as if such invalid or unenforceable provision or part hereof had not been included herein.

          17.  Modification of Agreement; Waiver.  Except as otherwise provided
               ---------------------------------
herein, this Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

          18.  Captions and Headings; Gender and Number.  Captions and paragraph
               ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

          19.  Governing Law; Venue and Jurisdiction. The validity,
               -------------------------------------
interpretation and administration of this Agreement, and the rights of any and all persons having or claiming to have any interest hereunder, shall be determined exclusively in accordance with the laws of the State of North Carolina. Without limiting the generality of the foregoing, the period within which any action in connection with this Agreement must be commenced shall be governed by the laws of the State of North Carolina, without regard to the place where the act or omission complained of took place, the residence of any party to such action, or the place where the action may be brought or maintained. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of Henderson County, North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

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     20.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the Bank, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

     21.  Entire Agreement.  This Agreement (which incorporates the terms and
          ----------------
conditions of the Plan) constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     22.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                      MOUNTAINBANK


     [CORPORATE SEAL]                 By:  _______________________________

                                      Title: _____________________________
ATTEST:


__________________________________
_________ Secretary


                                     _______________________________(SEAL)
                                     _____________________, Optionee
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                                   EXHIBIT A



                             NOTICE OF EXERCISE OF
                             EMPLOYEE STOCK OPTION



To:  The Stock Option Committee of the
     Board of Directors of MountainBank


     The undersigned hereby elects to purchase shares of Common Stock of MountainBank (the "Bank") pursuant to the Option granted to the undersigned pursuant to the 1997 Employee Stock Option Plan (the "Plan") and that certain Stock Option Agreement between the Bank and the undersigned dated
________________, 19____.

     The undersigned elects to purchase _______ whole shares of Common Stock having an aggregate Exercise Price of $______________ which is tendered herewith:


     [_] in cash in the amount of $_______;

     [_] by bank check or money order in the amount of $______;

     [_] ________________________________________________________.


          This the _____ day of ______________, 199___.



                                                    ____________________________
                                                             Optionee